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                                                                   EXHIBIT 10.37


                                                                  AS PROPOSED ON
                                                                JANUARY 28, 2000


                     NETWORK ACCESS SOLUTIONS CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the 2000 Employee Stock Purchase Plan of Network Access Solutions Corporation.

     1.  Purpose.  The purpose of the Plan is to provide employees of the
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Company and its Subsidiaries with an opportunity to purchase Common Stock of the
Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.
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          (a) "Board" means the Board of Directors of the Company.

          (b) "Company" means Network Access Solutions Corporation, a Delaware corporation.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" means the Common Stock, $0.001 par value, of the Company.

          (e) "Compensation," unless otherwise determined by the Board, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances.

          (f) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and five months or more per calendar year by the Company or its subsidiaries. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the person is on military leave, sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the person's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (g) "Exercise Date" means the last business day of an Offering Period of the Plan.

          (h) "Offering Date" means the first business day of an Offering Period of the Plan.

          (i) "Offering Period" means the period of time beginning with the Offering Date and ending with the Exercise Date.

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          (j) "Plan" means this Network Access Solutions Corporation 2000
Employee Stock Purchase Plan.

          (k) "Subsidiary," for purposes of this Plan, means those subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan (in general, a subsidiary (as described in Section 424 of the Code) is any corporation in which the Company owns, directly or indirectly, 50% or more of the voting shares).

     3.  Eligibility.
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          (a) General Rule.  Any person who is an Employee, as defined in
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Section 2, as of either Offering Date during a Plan year shall be eligible to participate in the Plan (subject to the limitations imposed by Section 5 herein and Section 423(b) of the Code).

          (b) Exceptions.  Any provisions of the Plan to the contrary
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notwithstanding, no Employee shall be granted an option under the Plan if:

                (i) immediately after the grant such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

                (ii) such option would permit the Employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code and any successor provision) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offerings.  The Plan shall be implemented by two offerings (each an
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Offering Period) during each calendar 12-month period during the term of the
Plan. Each offering shall be of 12 months' duration. Offering I shall commence on January 1 and end on December 31 of each year of the Plan; Offering II shall commence on July 1 and end on June 30 of the following year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering; provided, however, that an eligible Employee may only participate in one Offering Period at a time.

     5.  Participation.  An eligible Employee may become a participant in an
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offering under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") and by filing it with the Company's payroll office not less than 15 days prior to the first Offering Date with respect to which it is to be effective, unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first Offering Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Notice Of Cancellation Of Option And Withdrawal from the Plan as described in
Section 10(a) or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an Offering Period may not become a participant in the Plan until the commencement of the next Offering Period, two of which shall occur each calendar year.

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     6.  Payroll Deductions.
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          (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday (and on each such other day upon which any form of Compensation is paid to the participant (e.g., a separate bonus payment)) during the next Offering Period at a percentage rate equal to a whole number and not exceeding $10,000, or such other maximum rate as may be determined from time to time by the Board subject to the provisions of Section 19, of the Compensation which he or she receives during the Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from Offering Period to Offering Period until terminated by the participant in accordance with the terms hereof.

          (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

          (d) A participant may terminate his or her participation in the Plan as provided in Section 10 at any time prior to the Exercise Date, but may not change the rate of his or her payroll deductions with respect to an Offering Period during such Offering Period.

          (e) By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm or other financial institution, if approved by the Committee in its discretion.

          (f) Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the Exercise Date pursuant to which such shares were purchased.

     7.  Grant of Option.
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          (a) Subject to the limitations set forth in Sections 3(b) and 12, on each Offering Date with respect to which a participant's payroll deduction authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b)) up to the number of whole shares of the Common Stock arrived at by dividing (x) such participant's payroll deductions accumulated prior to the Exercise Date and retained in the participant's account as of the Exercise Date by (y) the option price per share set forth in Section 7(b).

          (b) The option price per share of the shares to be sold during each offering shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock on the Exercise Date. The fair market value of a share of the Common Stock shall be determined as provided in Section 7(c).

          (c) The fair market value of a share of the Common Stock shall equal the closing price per share of the Common Stock on The Nasdaq Stock Market, as reported in The Wall Street Journal. In the event that there has been no
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trading in the Common Stock on any Offering Date or Exercise Date, then the fair

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market value of a share of the Common Stock shall equal the closing price in effect for the immediately previous day upon which the Common Stock has been traded.

     8.  Exercise of Option.  Unless a participant cancels his or her option and
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withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically as of the Exercise Date of the Offering Period, and the accumulated payroll deductions credited to a participant's account on the Exercise Date will be applied to purchase whole shares of the Common Stock at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the Exercise Date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent Offering Period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

     9.  Delivery.  As promptly as practicable after the end of each Offering
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Period, the Company shall arrange the delivery to each participant, as appropriate, either of a certificate or via direct deposit into a book entry account or brokerage account representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment.
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          (a) A participant may terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to his or her account under the Plan at any time prior to an Exercise Date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. All of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, and his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5.

          (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination, the payroll deductions credited to his or her account for any incomplete Offering Period shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option in such incomplete Offering Period shall be automatically cancelled.

          (c) Except as otherwise provided herein, in the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account for any incomplete Offering Period will be returned to him or her and his or her option in such incomplete Offering Period will be cancelled.

          (d) A participant's withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company in which such participant otherwise qualifies for eligibility.

     11.  Interest.  No interest shall accrue for benefit of a participant on
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the payroll deductions of a participant in the Plan.

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     12.  Stock.
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          (a) The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be Five Hundred Thousand (500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares, or treasury shares if available and at the discretion of the Committee. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

          (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant, or in the name of the participant and his or her spouse, or in the "street name" of a Company approved broker for benefit of a participant's account.

     13.  Administration.  The Plan shall be administered by the Board or a
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committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3 no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     14.  Designation of Beneficiary.
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          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the Exercise Date of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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     15.  Transferability.  Neither payroll deductions credited to a
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participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16.  Use of Funds.  All payroll deductions received or held by the Company
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on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
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in the Plan.  Individual statements of account will be given to participating
Employees as promptly as practicable following the Exercise Date of an Offering Period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

     18.  Adjustments Upon Changes in Capitalization.
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          (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

          (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a)) at the applicable option price.

          (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect

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to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     19.  Amendment or Termination.  The Board may at any time terminate or
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amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:

          (a) Increase the number of shares that may be issued under the Plan;

          (b) Materially modify the requirements as to eligibility for participation in the Plan; or

          (c) Materially increase the benefits which accrue to participants under the Plan.

     20.  Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22.

     21.  Notices.  All notices or other communications by a participant to the
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Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Stockholder Approval.  Notwithstanding anything to the contrary
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herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting within 12 months before or after the date the Plan is adopted by the Board. No options granted before such stockholder approval has been obtained shall be exercisable unless such stockholder approval is obtained. If the Plan is not approved by the stockholders of the Company within the above-referenced 12-month period, the Plan and any options granted thereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.

     23.  No Enlargement of Employee Rights.  The Plan is purely voluntary on
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the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     24.  Information to Participants.  The Company shall make available without
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charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

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     25.  Governing Law.  To the extent that Federal laws do not otherwise
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control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of Delaware, without regard to the conflicts of laws rules thereof, and construed accordingly.

     26.  Tax Withholding.  If, at any time, the Company or any Subsidiary is
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required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld, or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

     27.  Securities Law Compliance.  No shares of Common Stock may be issued
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upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws, with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon demand by the Company, an Employee shall deliver to the Company a representation in writing that the purchase of shares pursuant to the exercise of an option hereunder is being made for investment only and not for resale or with a view to distribution, or such other information, representations or undertakings as the Company may reasonably require in order to comply with any registration requirements of, or exemptions from, applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any such violation of applicable securities laws.

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